EIGHTH AMENDMENT TO EMPLOYMENT AGREEMENT


THIS EIGHTH AMENDMENT TO EMPLOYMENT AGREEMENT is made effective the 6th day of January, 1999, by and between POMEROY COMPUTER RESOURCES, INC., a Delaware corporation ("Company") and DAVID B. POMEROY, II (the "Executive").

WHEREAS, on the 12th day of March, 1992, Company and Executive executed an Employment Agreement ("Agreement") that became effective on the date of the closing of the initial public offering of the Company (April 10, 1992); and

WHEREAS, Company and Executive entered into an Amendment to Employment Agreement effective July 6, 1993; and

WHEREAS, Company and Executive entered into a Second Amendment to Employment Agreement effective October 14, 1993;

WHEREAS, Company and Executive entered into a Third Amendment to Employment Agreement effective January 6, 1995;

WHEREAS, Company and Executive entered into a Fourth Amendment to Employment Agreement effective for the fiscal year ending January 5, 1996;

WHEREAS, Company and Executive entered into a Fifth Amendment to Employment Agreement effective January 6, 1996;

WHEREAS, Company and Executive entered into a Sixth Amendment to Employment Agreement effective January 6, 1997;

WHEREAS, Company and Executive entered into a Seventh Amendment to Employment Agreement effective January 6, 1998; and

WHEREAS, Company and Executive desire to amend the Agreement, as amended, to reflect certain changes agreed upon by Company and Executive regarding compensation payable to Executive for the 1999 fiscal year and thereafter.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, the parties hereto covenant and agree as follows:

1.   Section 5(b)(i) is amended commencing with the 1999 fiscal year as follows:

     (i) Executive shall be entitled to a bonus and non-qualified stock option award for the 1999 fiscal year in the event Employee satisfies the applicable criteria set forth below of the income from operations (as defined) of the Company for 1999, as follows:

          (i) Income from operations greater than $35,000,000.00 but less than or equal to $38,000,000.00 = $300,000.00 cash bonus and 25,000 non-qualified stock options;

          (ii) Income from operations greater than $38,000,000.00 but less than or equal to $41,000,000.00 = $400,000.00 cash bonus and 50,000 non-qualified stock options; or

          (iii)Income from operations greater than $41,000,000.00 = $500,000.00 cash bonus and 75,000 non-qualified stock options.

     Within thirty (30) days of the conclusion of the 1999 fiscal year of the Corporation and each fiscal year thereafter, Executive and Company shall agree upon the threshold of operating income to be utilized for determining any bonus and non-qualified stock options to be awarded to Executive for such year. Such bonus and non-qualified stock option awards for each subsequent year of this Agreement shall be consistent with Executive's prior plan.

     Any award of stock options to acquire the common stock of the Company shall be at the fair market value of such common stock as of the applicable date. For purposes of this Agreement, the fair market value as of the applicable date shall mean with respect to the common shares, the average between the high and low bid and asked prices for such shares on the over the counter market on the last business day prior to the date on which the value is to be determined (or the next preceding date on which sales occurred if there were no sales on such date).

     For purposes of this Agreement, the term "income from operations" shall be computed without respect to the bonus payable to the Executive pursuant to this Section 5(b)(i) and shall exclude any gains or losses realized by the Company on the sale or other disposition of its assets (other than in the ordinary course of business). Such income from operations of the Company shall be determined on a consolidated basis by the independent accountant regularly retained by the Company, subject to the foregoing provisions of this subparagraph (i) in accordance with generally accepted accounting principles. Said determination and payment of such bonus shall be made within ninety (90) days following the end of the fiscal year of the Company and the determination by the accountant shall be final, binding and conclusive upon all parties hereto. In the event the audited financial statements are not issued within such ninety-day period, the Company shall make the payment due hereunder (if any) based on its best reasonable estimate of any liability hereunder, which amount shall be reconciled by both parties once the audited financial statements are issued. Company shall have the ability to advance amounts to Executive based on the projected amount of the bonus compensation to be paid hereunder. In the event that such advance payments are in excess of the amount due hereunder, any such excess shall be reimbursed to Company by Executive within ninety
     (90) days following the end of the fiscal year. In the event such advance payments are less than the amount of said bonus as determined hereunder, any additional amount due Executive shall be paid within ninety (90) days following the end of the fiscal year of the Company.

2. Section 19 shall be amended by adding at the end of such Section, the following language:

     Executive shall be awarded, effective January 6, 1999, an option to acquire 25,000 shares of the common stock of Company at the fair market value of such shares on January 5, 1999. Such option shall be awarded to Executive by Company pursuant to the terms of an Award Agreement which is attached hereto and incorporated herein by reference as Exhibit C.

Except as modified above, the terms of the Employment Agreement, as amended, are hereby affirmed and ratified by the parties.

IN WITNESS WHEREOF, this Eighth Amendment to Employment Agreement has been executed as of the day and year first above written.

WITNESSES:                         POMEROY  COMPUTER  RESOURCES,  INC.


-----------------------


-----------------------              By:   ------------------------------


-----------------------


-----------------------           --------------------------------------
                                   DAVID  B.  POMEROY,  II,  Executive

                     NINTH AMENDMENT TO EMPLOYMENT AGREEMENT


THIS NINTH AMENDMENT TO EMPLOYMENT AGREEMENT is made effective the 6th day of January, 2000, by and between POMEROY COMPUTER RESOURCES, INC., a Delaware corporation ("Company") and DAVID B. POMEROY, II (the "Executive").

WHEREAS, on the 12th day of March, 1992, Company and Executive executed an Employment Agreement ("Agreement") that became effective on the date of the closing of the initial public offering of the Company (April 10, 1992); and

WHEREAS, Company and Executive entered into an Amendment to Employment Agreement effective July 6, 1993; and

WHEREAS, Company and Executive entered into a Second Amendment to Employment Agreement effective October 14, 1993;

WHEREAS, Company and Executive entered into a Third Amendment to Employment Agreement effective January 6, 1995;

WHEREAS, Company and Executive entered into a Fourth Amendment to Employment Agreement effective for the fiscal year ending January 5, 1996;

WHEREAS, Company and Executive entered into a Fifth Amendment to Employment Agreement effective January 6, 1996;

WHEREAS, Company and Executive entered into a Sixth Amendment to Employment Agreement effective January 6, 1997;

WHEREAS, Company and Executive entered into a Seventh Amendment to Employment Agreement effective January 6, 1998; and

WHEREAS, Company and Executive entered into an Eighth Amendment to Employment Agreement effective January 6, 1999; and

WHEREAS, Company and Executive desire to amend the Agreement, as amended, to reflect certain changes agreed upon by Company and Executive regarding compensation payable to Executive for the 2000 fiscal year and thereafter.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, the parties hereto covenant and agree as follows:

1.   Section 5(a)(iii) shall be amended as follows:

          (iii)During the Company's 2000 fiscal year, Executive shall be paid at the annual rate of Four Hundred Ninety-Five Thousand Dollars ($495,000.00). This rate shall continue for each subsequent year of the Agreement unless modified by the compensation committee as provided in Section 5(a)(iv).

2.   Section 5(b)(i) is amended commencing with the 2000 fiscal year as follows:

     (i) Executive shall be entitled to a bonus and non-qualified stock option award for the 2000 fiscal year in the event Employee satisfies the applicable criteria set forth below of the income from operations (as defined) of the Company for 2000, as follows:

          (i) Income from operations greater than $40,000,000.00 but less than or equal to $45,000,000.00 = $200,000.00 cash bonus and 25,000 non-qualified stock options;

          (ii) Income from operations greater than $45,000,000.00 but less than or equal to $50,000,000.00 = $400,000.00 cash bonus and 50,000 non-qualified stock options; or

          (iii)Income from operations greater than $50,000,000.00 = $600,000.00 cash bonus and 75,000 non - qualified stock options.

     Within thirty (30) days of the conclusion of the 2000 fiscal year of the Corporation and each fiscal year thereafter, Executive and Company shall agree upon the threshold of operating income to be utilized for determining any bonus and non-qualified stock options to be awarded to Executive for such year. Such bonus and non-qualified stock option awards for each subsequent year of this Agreement shall be consistent with Executive's prior plan.

     Any award of stock options to acquire the common stock of the Company shall be at the fair market value of such common stock as of the applicable date. For purposes of this Agreement, the fair market value as of the applicable date shall mean with respect to the common shares, the average between the high and low bid and asked prices for such shares on the over the counter market on the last business day prior to the date on which the value is to be determined (or the next preceding date on which sales occurred if there were no sales on such date).

     For purposes of this Agreement, the term "income from operations" shall be computed without respect to the bonus payable to the Executive pursuant to this Section 5(b)(i) and shall exclude any gains or losses realized by the Company on the sale or other disposition of its assets (other than in the ordinary course of business). Such income from operations of the Company shall be determined on a consolidated basis by the independent accountant regularly retained by the

     Company, subject to the foregoing provisions of this subparagraph (i) in accordance with generally accepted accounting principles. Said determination and payment of such bonus shall be made within ninety (90) days following the end of the fiscal year of the Company and the determination by the accountant shall be final, binding and conclusive upon all parties hereto. In the event the audited financial statements are not issued within such ninety-day period, the Company shall make the payment due hereunder (if any) based on its best reasonable estimate of any liability hereunder, which amount shall be reconciled by both parties once the audited financial statements are issued. Company shall have the ability to advance amounts to Executive based on the projected amount of the bonus compensation to be paid hereunder. In the event that such advance payments are in excess of the amount due hereunder, any such excess shall be reimbursed to Company by Executive within ninety (90) days following the end of the fiscal year. In the event such advance payments are less than the amount of said bonus as determined hereunder, any additional amount due Executive shall be paid within ninety (90) days following the end of the fiscal year of the Company.

3. Section 5(g) of the Agreement is amended by inserting the words"Fifteen Hundred Dollars ($1,500.00) per month" in lieu of "One Thousand Three Hundred and Fifty Dollars ($1,350.00)".

4.   Section 5(j) shall be amended by the following new Section 5(j):

     During the term of this Agreement, Company shall pay Executive (or to a legal entity controlled by him) the sum of Seven Thousand Nine Hundred Sixteen Dollars and Sixty-Seven Cents ($7,916.67) per month to enable Company to utilize real estate owned by Executive (or such legal entity controlled by Executive that owns such real estate) in Desert Mountain, Arizona, for the purpose of conducting business related to Company's operation in the midwest and southwest portions of the United States, and for periodic Board of Directors meetings. Company and Executive shall agree upon designated times for use of such property for the purposes set forth above.

5. Section 19 shall be amended by adding at the end of such Section, the following language:

     Executive shall be awarded, effective December 15, 1999, an option to acquire 50,000 shares of the common stock of Pomeroy at the fair market value of such shares on December 15, 1999. Such option shall be awarded to Executive by Company pursuant to the terms of an Award Agreement which is attached hereto and incorporated herein by reference as Exhibit C.

Except as modified above, the terms of the Employment Agreement, as amended, are hereby affirmed and ratified by the parties.

IN WITNESS WHEREOF, this Ninth Amendment to Employment Agreement has been executed as of the day and year first above written.


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
WITNESSES:                         POMEROY  COMPUTER  RESOURCES,  INC.

------------------------

-------------------------          By:   ----------------------------------


------------------------

-----------------------               -------------------------------------
                                   DAVID  B.  POMEROY,  II,  Executive

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


     This First Amendment of Employment Agreement is made effective September 1, 1999, by and between Pomeroy Select Integration Solutions, Inc., a Delaware corporation, ("Company"), and Stephen E. Pomeroy ("Employee").

     WHEREAS, on the 6th day of January, 1999, Company and Employee executed an Employment Agreement ("Agreement");

     WHEREAS, pursuant to Section 16 of the Agreement, the parties have the right to amend such Agreement;

     WHEREAS, Company and Employee desire to amend the Agreement to reflect certain changes agreed upon by Company and Employee regarding compensation.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, the parties hereto covenant and agree as follows:

1. Line 2 of Section 2 of the Agreement is amended by inserting the year "1999" in lieu of the year "1996";

1.          Effective  September  1,  1999,  Section  5(a)  of  the Agreement is
amended by inserting the sum of Two Hundred Seventy-Five Thousand Dollars ($275,000.00) in lieu of One Hundred Seventy-Five Thousand Dollars ($175,000.00) as the base annual salary of Employee.
2.
3. Pursuant to the provisions of Section 5(e) of the Agreement, in consideration of Employee's performance in identifying various acquisition candidates and implementing the acquisition of various entities or their assets by Company and its parent company, Pomeroy Computer Resources, Inc. during this current fiscal year of Company, Company shall pay Employee a cash bonus of Two Hundred Thousand Dollars ($200,000.00) on or before October 15, 1999. 4.
5. Except as modified above, the terms of the Employment Agreement, as amended, are hereby affirmed and ratified by the parties.
6.
7. IN WITNESS WHEREOF, this First Amendment to Employment Agreement has been executed as of the day and year first above written.
8.
9.
   ----------------------------------------
10.                                         POMEROY  SELECT  INTEGRATION
                                            SOLUTIONS,  INC.
11.
12.
13.

   ----------------------------------------
14.                                         By:

15.
16.
17.
18.
19.
20.
21.
22.                                        Stephen  E.  Pomeroy
   ----------------------------------------
23.
24.